AllianceBernstein Small Cap Growth Fund, Inc.
International Discovery Equity Portfolio
811-01716


77.Q1 Articles Supplementary

Articles Supplementary: Incorporated by reference to Exhibit (a) (13) to Post-Effective
Amendment No. 92 to Registrants Registration
Statement on Form N-1A, filed with
the Securities and Exchange Commission
on October 25, 2010.









ablegal -  2015872 v1